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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 2006

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                        BRAVO! FOODS INTERNATIONAL CORP.
               (Exact Name of Registrant as Specified in Charter)

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          DELAWARE                       0-25039                 62-1681831
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                         11300 US Highway 1, Suite 202
                      North Palm Beach, Florida 33408 USA
                    (Address of Principal Executive Offices)

                                 (561) 625-1411
              (Registrant's telephone number, including area code)

         (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01   Regulation FD Disclosure.

On August 14, 2006, the Company held a conference call at 4:15 p.m. (Eastern time) to discuss its results of operations and second-quarter earnings. Investors were invited to participate via telephone or simultaneous web cast. During the conference call, the Company announced that it has achieved third-quarter sales of $4 million through the week ending August 19, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2006                  Bravo! Foods International Corp.

                                       By: /s/ Roy D. Toulan, Jr.
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                                           Roy D. Toulan, Jr.,
                                           Vice President, General Counsel